UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00042

Deutsche Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2016

Annual Report
to Shareholders

Deutsche Floating Rate Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

13 Investment Portfolio

27 Statement of Assets and Liabilities

29 Statement of Operations

30 Statement of Changes in Net Assets

31 Financial Highlights

36 Notes to Financial Statements

46 Report of Independent Registered Public Accounting Firm

47 Information About Your Fund's Expenses

48 Tax Information

49 Advisory Agreement Board Considerations and Fee Evaluation

54 Board Members and Officers

59 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the fund’s ability to participate in restructuring or acquiring some senior loans. Bond and loan investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Floating rate loans tend to be rated below investment grade. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. As interest rates change, issuers of higher (or lower) interest debt obligations may pay off the debts earlier (or later) than expected causing the fund to reinvest proceeds at lower yields (or be tied up in lower interest debt obligations). The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Seven years into our economic recovery, you might be wondering "where’s the proof?" The strong U.S. dollar and sluggish growth have hampered exports and manufacturing. Low oil prices are raising concerns about the energy sector. A steep sell-off in the first quarter, plus a contentious U.S. election campaign and ongoing geopolitical issues, have led many to question what lies ahead.

Our analysts see a case for continued, albeit modest, growth in the U.S. economy. Households have reduced debt and are seeing gains in real income thanks to improving labor markets and lower energy prices. Businesses remain reasonably well positioned financially, with an added boost to purchasing power from lower energy prices. Lastly, while the Federal Reserve Board has initiated the process of raising short-term interest rates, we are confident that "low and slow" will continue to be the watchwords for a while.

The later stages of an economic recovery tend to bring increased volatility and more challenges to achieving positive investment returns. We believe that active management — careful sector allocation and security selection driven by deep research — can make a difference in this environment.

In the end, it is important to remember the core reason for investing: long- term goals and a desire for growth tempered by reasonable risk management. We appreciate your trust and welcome the opportunity to put our resources, experience and expertise to work in helping you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

For the 12-month period ended May 31, 2016, Deutsche Floating Rate Fund provided a return of –4.88%, in comparison with the fund's benchmark, the Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index, which returned 0.49%, and the average fund in the Morningstar Bank Loan category peer group, which returned –0.14%.

About Senior Loans

Senior loans are loans made by large banks to corporations that usually either are not investment-grade or are unrated as borrowers, and are typically used to finance a corporate acquisition or restructuring. These loans usually have the highest standing in a borrower's capital structure, so the holders of the loan have first claim to the company's cash flow and to proceeds from the sale of any company assets. The interest rate on a senior loan is adjustable and reflects a spread above a benchmark short-term lending rate, such as LIBOR. Banks that originate these loans typically limit their exposure by forming a syndicate with other lenders. Institutional investors, including mutual funds, insurance companies and hedge funds, typically provide a liquid secondary market.

The fund's fiscal period saw the leveraged loan market buffeted by price movements for oil and other commodities. While energy-related debt is a fairly modest proportion of the loan market, changes in the price of oil over the period were interpreted by investors as signaling the outlook for the global economy, with a corresponding impact on credit-based assets including loans. Loans in aggregate rebounded off of lows in the summer of 2015 before softening in August on alarm over the implications of slowing China growth for global demand. After a temporary respite, credit assets suffered another downward leg in late 2015 and early 2016, on renewed China concerns which contributed to oil dipping to below $30 a barrel. Loan valuations were also undermined by deteriorating technical factors, including negative flows into retail mutual funds that invest in loans and a drop-off in formation of collateralized loan obligations (CLOs). Oil began to rebound beginning in late January, helping to restore credit sentiment to some degree. The loan market also benefited over the latter part of the period as the impact of reduced new issue supply began to be seen in loan prices.

Positive and Negative Contributors to Fund Performance

Negative contributions to performance in the fund were largely driven by energy-related loans, as the segment suffered from the extreme volatility in oil prices. Leading detractors included offshore driller Fieldwood Energy LLC* within oil and gas exploration, and hydraulic fracturing company Frac Tech Services* within oilfield services. Outside of energy, the leading detractor was Fairway Supermarkets, an organic food retail chain with a focus on the New York City market. Fairway's results were negatively impacted by the company's overly zealous effort to expand its footprint and by increased competition from other organic chains, and the loan defaulted during the period.

* Not held in the portfolio as of May 31, 2016

"Changes in the price of oil over the period were interpreted by investors as signaling the outlook for the global economy."

A negative contributor to the fund’s performance was our strategy to invest in BB-rated CLO liability tranches.  These assets declined materially in value during the early stages of the first quarter of 2016 as the credit markets experienced significant volatility.  We exited all such positions by quarter-end.

On the positive side, contributions were led by cellular provider NTELOS, Inc.*, which had seen the price of its debt decline in the wake of the company's operating difficulties. NTELOS was acquired by a competitor during the period, and the loan was repaid in conjunction with the transaction. The loan for PC maker Dell, Inc. also performed well, as the company executed its strategy of expanding beyond hardware and into services and software, while effectively controlling costs. Another positive contribution came from NuSil Technology LLC, a provider of medical- and space-grade silicone products with a focus on cosmetic surgery applications. The loan was purchased by the fund at a significant discount and rebounded during the period.

* Not held in the portfolio as of May 31, 2016

Outlook and Positioning

For the trailing 12 months ended May 31, 2016, defaults were 1.96% of loan balances, roughly in keeping with historical averages and somewhat higher than the 1.26% seen for the 12 months ended May 31, 2015. Defaults have remained manageable by number of issuers as well, at 2.23% of issues for the 12 months ended May 31, 2016, as compared to 0.83% for the prior 12 months. The fund had exposure to three defaults during the annual period.

In our view, the fundamental outlook supports a continued moderate default rate for loans over the next several quarters. The economic backdrop appears benign, with moderate but stable GDP growth, employment indicators generally trending up, and energy prices that have rebounded into a range that should allow for profitable company operations without unduly undermining consumer sentiment. Loan valuations are also supported by the investor search for yield against a backdrop of extraordinarily low, and in some cases even negative, interest rates globally. In addition, demand from investors attracted to the floating rate feature of loans could strengthen should the U.S. Federal Reserve Board (the Fed) signal a resumption of the planned normalization of short-term rates from their current historically low levels.

That said, the environment is currently favorable for issuers given the drop-off in supply seen in recent quarters and the demand for yield. We continue to be highly selective in adding new credits that come to market, as yields and covenants have become less protective of investors.

We will continue to utilize intensive credit research with respect to individual companies as we seek to maintain prudent exposure to opportunities in the leveraged loan market.

Portfolio Management Team

James T. Anderson, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2007.

— Joined Deutsche Asset Management in 2006 after 25 years of experience in the corporate and leveraged credit markets. Prior to his current role, he served as the CIO for DB Advisors in the Americas and as the Global Head and CIO of High Yield Strategies. Prior to joining, he worked as Head of Flagship Capital Management, a subsidiary of Bank of America, as a specialty asset manager focused on below-investment grade corporate credit investments.

— Co-Head of Active Asset Management and Member of the Deutsche Asset Management Global Client Group Executive Committee and the Asset Management CIO Executive Committee: New York.

— AB from Dartmouth College.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund (through August 31, 2016). Began managing the fund in 2007.

— Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America’s subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

— Head of US Loan Portfolio Management, High Yield Strategies: New York.

— BA from State University of New York, Albany; MBA from Pace University.

Mark L. Rigazio, CPA, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Rejoined Deutsche Asset Management in 2007 with 13 years of industry experience. Prior to rejoining, he served as an Investment Analyst at Fidelity Management & Research Company. Previously, he was a High Yield Analyst at Deutsche Asset Management and at Flagship Capital. Earlier, he held various banking, finance and accounting roles at Banc of America Securities, Art Technology Group, PricewaterhouseCoopers and Tonneson & Company CPAs.

— Research Analyst for High Yield Strategies: Boston

— BS and MBA from Bentley University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

LSTA is the Loan Syndications and Trading Association. The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The fund's Morningstar Bank Loan category peer group consists of funds which primarily invest in floating rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark such as the London Interbank Offered Rate, or LIBOR.

Leveraged loans typically carry interest rates that reflect a spread above some reference rate, generally LIBOR (the London Interbank Offered Rate). Given the recent very low levels of short-term interest rates, in order to attract investors, many leveraged loans have incorporated LIBOR floors. A LIBOR floor requires that the reference rate applied to a loan meets a certain minimum regardless of actual LIBOR levels; however, the interest paid on such loans will not adjust upward until LIBOR rises above the level of the LIBOR floor.

Performance Summary May 31, 2016 (Unaudited)

Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 5/31/16
Unadjusted for Sales Charge	–4.88%	1.98%	2.87%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–7.50%	1.41%	2.55%
S&P®/LSTA Leveraged Loan Index†	0.49%	3.71%	4.19%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 5/31/16
Unadjusted for Sales Charge	–5.55%	1.22%	2.16%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–5.55%	1.22%	2.16%
S&P®/LSTA Leveraged Loan Index†	0.49%	3.71%	4.19%
Class R6		1-Year	Life of Class**
Average Annual Total Returns as of 5/31/16
No Sales Charges		–4.63%	–1.42%
S&P®/LSTA Leveraged Loan Index†		0.49%	1.93%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 5/31/16
No Sales Charges	–4.75%	2.14%	3.03%
S&P®/LSTA Leveraged Loan Index†	0.49%	3.71%	4.19%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 5/31/16
No Sales Charges	–4.64%	2.25%	3.13%
S&P®/LSTA Leveraged Loan Index†	0.49%	3.71%	4.19%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2015 are 1.14%, 1.91%, 0.95%, 1.00% and 0.87% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Floating Rate Fund — Class A ■ S&P/LSTA Leveraged Loan Index†

Yearly periods ended May 31

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on June 29, 2007. The performance shown for the index is for the time period of June 30, 2007 through May 31, 2016, which is based on the performance period of the life of the Fund.

** Class R6 shares commenced operations on October 1, 2014.

† The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
5/31/16	$ 8.41	$ 8.46	$ 8.41	$ 8.40	$ 8.41
5/31/15	$ 9.23	$ 9.28	$ 9.23	$ 9.22	$ 9.24
Distribution Information as of 5/31/16
Income Dividends, Twelve Months	$ .39	$ .33	$ .41	$ .40	$ .41

Investment Portfolio as of May 31, 2016

	Principal Amount ($)	Value ($)

Loan Participations and Assignments 99.6%
Senior Loans**
Consumer Discretionary 18.8%
1011778 B.C. Unlimited Liability Co., Term Loan B2, 3.75%, 12/10/2021	633,547	636,477
Abercrombie & Fitch Management Co., Term Loan B, 4.75%, 8/7/2021	1,466,250	1,455,253
Academy Ltd., Term Loan B, 5.0%, 7/1/2022	3,073,586	2,989,063
Altice U.S. Finance I Corp., Term Loan, 4.25%, 12/14/2022	3,990,000	4,003,965
Amaya Holdings BV, First Lien Term Loan, 5.0%, 8/1/2021	2,992,462	2,910,798
Aristocrat Leisure Ltd., Term Loan B, 4.75%, 10/20/2021	3,596,154	3,622,118
Bass Pro Group LLC, Term Loan, 4.0%, 6/5/2020	2,475,000	2,447,936
BJ's Wholesale Club, Inc., First Lien Term Loan, 4.5%, 9/26/2019	2,351,699	2,346,313
Bombardier Recreational Products, Inc., Term Loan B, 3.75%, 1/30/2019	836,286	840,902
Boyd Gaming Corp.:
Term Loan A, 3.406%, 8/14/2018	2,535,638	2,538,808
Term Loan B, 4.0%, 8/14/2020	2,841,667	2,853,218
Capital Automotive LP, Term Loan B, 4.0%, 4/10/2019	4,439,841	4,468,056
CDS U.S. Intermediate Holdings, Inc., First Lien Term Loan, 5.0%, 7/8/2022	1,866,032	1,833,964
Delta 2 (LUX) SARL:
Term Loan B3, 4.75%, 7/30/2021	2,500,000	2,469,925
Second Lien Term Loan, 7.75%, 7/31/2022	500,000	481,500
Dollar Tree, Inc., Term Loan B2, 4.25%, 7/6/2022	1,500,000	1,505,625
Fitness International LLC, Term Loan B, 5.5%, 7/1/2020	5,925,032	5,893,570
Four Seasons Holdings, Inc., First Lien Term Loan, 3.5%, 6/27/2020	2,389,178	2,395,903
ION Media Networks, Inc., Term Loan B, 4.75%, 12/18/2020	3,861,805	3,876,287
Jeld-Wen, Inc.:
Term Loan, 4.75%, 7/1/2022	1,994,987	2,000,603
Term Loan B, 5.25%, 10/15/2021	4,659,049	4,684,301
Jo-Ann Stores, Inc., Term Loan, 4.0%, 3/16/2018	2,438,251	2,441,299
KAR Auction Services, Inc., Term Loan B3, 4.25%, 3/9/2023	1,000,000	1,008,955
Landry's, Inc., Term Loan B, 4.0%, 4/24/2018	5,925,413	5,943,930
Leslie's Poolmart, Inc., Term Loan, 4.25%, 10/16/2019	6,246,618	6,262,235
Libbey Glass, Inc., Term Loan B, 3.75%, 4/9/2021	956,459	960,046
Lions Gate Entertainment Corp., Second Lien Term Loan, 5.0%, 3/17/2022	3,500,000	3,491,250
Metro-Goldwyn-Mayer, Inc., Second Lien Term Loan, 5.125%, 6/26/2020	3,500,000	3,508,750
Midas Intermediate Holdco II LLC:
Term Delay Draw B, 4.5%, 8/18/2021	333,333	334,375
Term Loan B, 4.5%, 8/18/2021	1,658,249	1,663,431
Mohegan Tribal Gaming Authority:
Term Loan A, 4.455%, 6/15/2018	1,649,804	1,625,750
Term Loan B, 5.5%, 6/15/2018	3,214,909	3,211,694
NEP/NCP Holdco, Inc.:
Term Loan, 4.25%, 1/22/2020	1,987,310	1,940,111
Second Lien Term Loan, 10.0%, 7/22/2020	3,983,462	3,764,371
Nine West Holdings, Inc., Term Loan B, 4.75%, 10/8/2019	4,422,481	2,388,140
Numericable U.S. LLC, Term Loan B7, 5.0%, 1/15/2024	2,860,000	2,876,088
Otter Products LLC, Term Loan, 5.75%, 6/3/2020	3,026,060	2,526,760
Payless, Inc., Second Lien Term Loan, 8.5%, 3/11/2022	2,500,000	450,000
PetSmart, Inc., Term Loan B1, 4.25%, 3/11/2022	3,000,000	3,005,775
Planet Fitness Holdings LLC, Term Loan, 4.5%, 3/31/2021	3,989,640	4,009,588
Portillo's Holdings LLC, First Lien Term Loan, 4.75%, 8/2/2021	4,925,000	4,886,019
Renfro Corp., Term Loan B, 5.75%, 1/30/2019	2,892,727	2,852,952
Samsonite International SA, Term Loan B, 4.25%, 5/12/2023	1,000,000	1,010,125
Seminole Hard Rock Entertainment, Inc., Term Loan B, 3.5%, 5/14/2020	2,868,260	2,867,055
Sesac Holdco II LLC, First Lien Term Loan, 5.25%, 2/8/2019	7,610,281	7,610,281
Springer Science+Business Media Deutschland GmbH, Term Loan B9, 4.5%, 8/14/2020	5,600,010	5,463,538
SRAM LLC, Term Loan B, 4.01%, 4/10/2020	3,981,579	3,543,606
Steak N' Shake Operations, Inc., Term Loan, 4.75%, 3/19/2021	4,496,028	4,428,587
Telenet International Finance SARL, Term Loan AD, 4.75%, 6/30/2024	5,828,389	5,866,419
The Men's Wearhouse, Inc., Term Loan, 5.0%, 6/18/2021	4,000,000	3,763,320
TI Group Automotive Systems LLC, Term Loan, 4.5%, 6/30/2022	5,984,962	6,009,291
Toys 'R' Us-Delaware, Inc., Term Loan B4, 9.75%, 4/24/2020	6,029,329	5,067,138
Travel Leaders Group LLC, Term Loan, 7.0%, 12/7/2020	5,887,083	5,857,648
Tropicana Entertainment, Inc., Term Loan, 4.0%, 11/27/2020	975,000	976,833
Virgin Media Investment Holdings Ltd., Term Loan F, 4.75%, 6/30/2023	3,000,000	3,005,460
William Morris Endeavor Entertainment LLC, First Lien Term Loan, 5.25%, 5/6/2021	3,930,000	3,953,325
WMG Acquisition Corp., Term Loan, 3.75%, 7/1/2020	1,863,168	1,857,737
World Triathlon Corp., Term Loan, 5.25%, 6/26/2021	2,210,625	2,209,243
		178,895,710
Consumer Staples 7.3%
Albertson's LLC, Term Loan B2, 5.5%, 3/21/2019	2,992,443	2,999,101
Aramark Services, Inc., Term Loan F, 3.25%, 2/24/2021	2,992,366	3,003,214
B&G Foods, Inc., Term Loan B, 3.76%, 11/2/2022	1,706,960	1,717,987
Centerplate, Inc., Term Loan A, 4.75%, 11/26/2019	6,982,143	6,794,498
CTI Foods Holding Co., LLC, First Lien Term Loan, 4.5%, 6/29/2020	4,295,457	4,273,980
Darling International, Inc., Term Loan B, 3.25%, 1/6/2021	4,989,822	5,000,425
Del Monte Foods, Inc., Second Lien Term Loan, 8.25%, 8/18/2021	2,000,000	1,506,670
Fairway Group Acquisition Co., Term Loan, 6.5%, 8/17/2018*	12,486,841	7,211,151
Focus Brands, Inc.:
Term Loan, 4.25%, 2/21/2018	3,478,463	3,488,620
Second Lien Term Loan, 10.25%, 8/21/2018	2,000,000	2,003,750
Galleria Co., Term Loan B, 3.75%, 1/26/2023	5,000,000	5,010,125
JBS U.S.A. LLC:
Term Loan, 3.75%, 9/18/2020	6,337,500	6,345,422
Term Loan B, 4.0%, 10/30/2022	997,500	999,784
NBTY, Inc., Term Loan B, 5.00%, 5/5/2023	1,500,000	1,511,437
NPC International, Inc., Term Loan B, 4.75%, 12/28/2018	1,927,018	1,929,427
Pinnacle Foods Finance LLC, Term Loan I, 3.75%, 1/13/2023	3,000,000	3,019,770
Pinnacle Holdco SARL, Term Loan, 4.75%, 7/30/2019	4,101,066	2,969,848
U.S. Foods, Inc., Term Loan, 4.5%, 3/31/2019	4,468,824	4,476,578
Vogue International, Inc., Term Loan, 5.75%, 2/14/2020	5,880,000	5,913,075
		70,174,862
Energy 2.6%
Crestwood Holdings LLC, Term Loan B1, 9.0%, 6/19/2019	4,640,208	3,839,772
FTS International, Inc., Term Loan B, 5.75%, 4/16/2021	8,990,909	2,487,470
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020	5,380,952	4,815,952
Penn Products Terminals LLC, Term Loan B, 4.75%, 4/13/2022	3,058,833	2,997,656
Samchully Midstream 3 LLC, Term Loan B, 5.75%, 10/20/2021	1,236,529	1,063,415
Southcross Holdings Borrower LP, Term Loan B, 3.5%, 4/13/2023	759,481	630,369
Targa Resources Corp., Term Loan B, 5.75%, 2/25/2022	2,418,605	2,382,326
TPF II Power LLC, Term Loan B, 5.5%, 10/2/2021	2,929,706	2,936,122
Veresen Midstream LP, Term Loan B1, 5.25%, 3/31/2022	1,967,594	1,867,994
Western Refining, Inc., Term Loan B, 6.25%, 11/12/2020	2,000,000	1,980,830
		25,001,906
Financials 7.3%
ABC Supply Co., Inc., Term Loan, 3.5%, 4/16/2020	3,220,000	3,228,340
AmWINS Group LLC, Term Loan, 5.25%, 9/6/2019	6,981,986	7,024,157
Asurion LLC:
Term Loan B1, 5.0%, 5/24/2019	4,472,384	4,485,555
Term Loan B4, 5.0%, 8/4/2022	3,467,625	3,463,291
Second Lien Term Loan, 8.5%, 3/3/2021	500,000	490,625
AWAS Finance Luxembourg SARL, Term Loan B, 4.0%, 6/10/2018	1,066,732	1,069,622
BATS Global Markets, Inc., Term Loan B2, 5.75%, 1/31/2020	6,603,269	6,621,857
Black Knight InfoServ LLC, Term Loan B, 3.75%, 5/27/2022	1,488,750	1,496,194
Confie Seguros Holding II Co., First Lien Term Loan, 5.75%, 11/9/2018	1,984,582	1,965,560
Duff & Phelps Investment Management Co.:
Term Loan B, 4.75%, 4/23/2020	6,325,020	6,328,973
Term Loan B1, 4.75%, 4/23/2020	493,750	494,059
Global Payments, Inc., Term Loan B, 3.943%, 4/22/2023	3,000,000	3,029,070
Grosvenor Capital Management Holdings LLP, Term Loan B, 3.75%, 1/4/2021	4,675,436	4,652,059
Istar Financial, Inc., Term Loan A2, 7.0%, 3/19/2017	1,290,700	1,292,313
LPL Holdings, Inc., Term Loan B, 4.75%, 11/20/2022	3,997,500	4,012,491
MGM Growth Properties LLC, Term Loan B, 4.0%, 4/25/2023	1,000,000	1,007,590
Moneygram International, Inc., Term Loan B, 4.25%, 3/27/2020	3,579,802	3,399,702
National Financial Partners Corp., Term Loan B, 4.5%, 7/1/2020	1,484,936	1,477,051
SAM Finance Lux SARL, Term Loan, 4.25%, 12/17/2020	7,194,776	7,236,146
Starwood Property Trust, Inc., Term Loan B, 3.5%, 4/17/2020	4,842,068	4,844,078
USI, Inc., Term Loan B, 4.25%, 12/27/2019	667,597	665,407
Victory Capital Management, Inc., Term Loan B, 7.0%, 10/31/2021	1,879,878	1,845,420
		70,129,560
Health Care 11.7%
Acadia Healthcare Co., Inc., Term Loan B2, 4.5%, 2/16/2023	4,987,500	5,022,587
Alere, Inc., Term Loan B, 4.25%, 6/18/2022	6,909,860	6,902,087
Alkermes, Inc., Term Loan, 3.5%, 9/25/2019	8,788,756	8,799,741
AMAG Pharmaceuticals, Inc., First Lien Term Loan, 4.75%, 8/13/2021	3,937,025	3,922,261
Amneal Pharmaceuticals LLC, Term Loan, 6.0%, 11/1/2019	5,181,477	5,181,477
AmSurg Corp., First Lien Term Loan B, 3.5%, 7/16/2021	2,876,196	2,887,212
Ardent Legacy Acquisitions, Inc., Term Loan B, 6.5%, 8/4/2021	1,492,500	1,498,097
Community Health Systems, Inc.:
Term Loan G, 3.75%, 12/31/2019	2,145,107	2,106,763
Term Loan F, 3.924%, 12/31/2018	1,368,284	1,368,715
Term Loan H, 4.0%, 1/27/2021	8,946,940	8,829,019
Concordia Healthcare Corp., Term Loan, 5.25%, 10/21/2021	6,982,500	6,941,024
Convatec, Inc., Term Loan, 4.25%, 6/15/2020	7,368,204	7,391,229
DPx Holdings BV, Term Loan, 4.25%, 3/11/2021	4,973,750	4,913,145
Education Management LLC:
Term Loan B, 2.0%, Cash, 6.5% PIK, 7/2/2020	4,080,375	214,220
Term Loan A, 5.5%, 7/2/2020	2,255,440	676,632
Endo Luxembourg Finance Company I SARL, Term Loan B, 3.75%, 9/26/2022	4,987,500	4,929,595
Halyard Health, Inc., Term Loan B, 4.0%, 11/1/2021	5,000,000	4,973,950
HCA, Inc., Term Loan B6, 3.705%, 3/17/2023	2,000,000	2,021,810
Horizon Pharma, Inc., Term Loan B, 4.5%, 5/7/2021	5,710,965	5,639,578
Mallinckrodt International Finance SA, Term Loan B, 3.25%, 3/19/2021	3,989,822	3,949,924
National Surgical Hospitals, Inc., Term Loan, 4.5%, 6/1/2022	4,974,987	4,968,769
RPI Finance Trust, Term Loan B4, 3.5%, 11/9/2020	5,553,830	5,582,737
Surgical Care Affiliates, Inc., Term Loan B, 4.25%, 3/17/2022	3,960,000	3,967,445
Valeant Pharmaceuticals International, Inc.:
Term Loan A, 3.71%, 10/20/2018	3,729,337	3,690,888
Term Loan B, 4.5%, 2/13/2019	4,945,052	4,895,602
		111,274,507
Industrials 21.0%
Acosta Holdco, Inc., Term Loan, 4.25%, 9/26/2021	1,481,288	1,476,658
Advantage Sales & Marketing, Inc., First Lien Term Loan, 4.25%, 7/23/2021	2,454,875	2,449,131
American Airlines, Inc., Term Loan, 3.25%, 6/27/2020	6,745,947	6,728,610
Apex Tool Group LLC, Term Loan B, 4.5%, 1/31/2020	9,536,351	9,414,190
AVSC Holding Corp., First Lien Term Loan, 4.5%, 1/24/2021	3,929,899	3,885,688
BE Aerospace, Inc., Term Loan B, 4.0%, 12/16/2021	5,000,000	5,033,125
Blackboard, Inc., Term Loan B3, 4.75%, 10/4/2018	1,142,001	1,080,379
Brickman Group Ltd. LLC:
First Lien Term Loan, 4.0%, 12/18/2020	2,000,209	1,998,839
Second Lien Term Loan, 7.5%, 12/17/2021	3,000,000	2,955,000
Brock Holdings III, Inc., Term Loan B, 6.0%, 3/16/2017	983,806	935,438
Coach America Holdings, Inc.:
First Lien Term Loan, 6.75%, 4/20/2017*	1,394,178	139
Letter of Credit, 4.75%, 4/20/2017*	276,857	28
Crossmark Holdings, Inc., Second Lien Term Loan, 8.75%, 12/21/2020	1,000,000	440,000
DTZ U.S. Borrower LLC, First Lien Term Loan, 4.25%, 11/4/2021	2,992,462	2,989,979
Flexera Software LLC, Second Lien Term Loan, 8.0%, 4/2/2021	1,000,000	955,000
Garda World Security Corp.:
Term Delay Draw, 4.004%, 11/6/2020	1,291,719	1,277,594
Term Loan B, 4.004%, 11/6/2020	5,049,447	4,994,231
Gates Global, Inc., Term Loan B, 4.25%, 7/6/2021	4,946,818	4,804,597
Generac Power Systems, Inc., Term Loan B, 3.5%, 5/31/2020	3,875,878	3,874,269
Greenway Medical Technologies, Inc.:
First Lien Term Loan, 6.0%, 11/4/2020	2,992,347	2,876,393
Second Lien Term Loan, 9.25%, 11/4/2021	2,000,000	1,750,000
Hertz Corp., Term Loan B, 3.75%, 3/11/2018	5,308,241	5,316,947
IG Investment Holdings LLC, Term Loan B, 6.0%, 10/29/2021	6,981,959	6,976,722
IMC OP LP, First Lien Term Loan, 4.5%, 8/15/2020	3,464,912	3,467,078
Infor (U.S.), Inc., Term Loan B5, 3.75%, 6/3/2020	1,994,804	1,960,603
Inmar Holdings, Inc.:
First Lien Term Loan, 4.25%, 1/27/2021	2,682,234	2,655,411
Second Lien Term Loan, 8.0%, 1/27/2022	2,000,000	1,760,000
Intelligrated, Inc., First Lien Term Loan, 4.5%, 7/30/2018	3,382,713	3,378,502
IQOR U.S., Inc.:
Term Loan B, 6.0%, 4/1/2021	6,676,111	5,541,172
Second Lien Term Loan, 9.75%, 4/1/2022	4,000,000	2,920,000
Kenan Advantage Group, Inc.:
Term Loan, 4.0%, 7/31/2022	1,365,279	1,364,426
Term Loan B, 4.0%, 7/31/2022	452,037	451,755
Language Line LLC, First Lien Term Loan, 6.5%, 7/7/2021	5,760,360	5,779,570
Lineage Logistics Holdings LLC, Term Loan, 4.5%, 4/7/2021	3,430,000	3,301,375
MA FinanceCo., LLC, Term Loan B, 5.25%, 11/19/2021	3,925,588	3,941,291
Manitowoc Foodservice, Inc., Term Loan B, 5.75%, 3/3/2023	2,953,846	2,994,476
Mirror Bidco Corp., Term Loan, 4.25%, 12/28/2019	4,232,937	4,230,313
Monitronics International, Inc.:
Term Loan B, 4.25%, 3/23/2018	1,338,363	1,309,086
Term Loan B1, 4.5%, 4/11/2022	5,931,765	5,557,322
Nortek, Inc., Term Loan B, 3.5%, 10/30/2020	736,899	735,978
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021	4,867,753	4,874,860
Quikrete Holdings, Inc., First Lien Term Loan, 4.0%, 9/28/2020	8,762,165	8,795,943
Rexnord LLC, First Lien Term Loan B, 4.0%, 8/21/2020	3,888,566	3,876,414
Sabre, Inc., Term Loan, 4.5%, 2/19/2019	6,802,558	6,819,564
Science Applications International Corp., Term Loan B, 3.75%, 5/4/2022	933,728	939,713
Silver II U.S. Holdings LLC, Term Loan, 4.0%, 12/13/2019	2,128,260	1,928,288
Southwire Co., Term Loan, 3.0%, 2/10/2021	482,098	474,464
SRS Distribution, Inc., Term Loan B, 5.25%, 8/25/2022	1,243,750	1,255,149
Stardust Finance Holdings, Inc.:
First Lien Term Loan, 6.5%, 3/13/2022	3,153,237	3,157,179
Term Loan, 10.5%, 3/13/2023	4,000,000	3,980,000
STG-Fairway Acquisitions, Inc., First Lien Term Loan, 6.25%, 6/30/2022	4,558,088	4,478,321
Summit Materials Companies I LLC, Term Loan B, 4.0%, 7/17/2022	4,962,500	4,978,926
SurveyMonkey, Inc., Term Loan B, 6.25%, 2/5/2019	4,716,598	4,645,849
Tank Holding Corp., Term Loan, 5.25%, 3/16/2022	4,427,502	4,161,852
TransDigm, Inc., Term Loan E, 3.5%, 5/14/2022	2,952,404	2,945,480
Travelport Finance (Luxembourg) SARL, Term Loan B, 5.75%, 9/2/2021	2,474,774	2,485,910
U.S. Airways Group, Inc., Term Loan B1, 3.5%, 5/23/2019	5,828,418	5,839,346
USS Parent Holding Corp.:
Term Delay Draw, 5.75%, 8/5/2021	223,344	222,786
Term Loan B, 5.75%, 8/5/2021	974,662	972,226
ViaWest, Inc., Term Loan B, 4.5%, 3/11/2022	1,977,513	1,968,871
Waste Industries U.S.A., Inc., Term Loan B, 4.25%, 2/27/2020	3,952,519	3,975,997
WTG Holdings III Corp.:
First Lien Term Loan, 4.75%, 1/15/2021	1,955,000	1,953,778
Second Lien Term Loan, 8.5%, 1/15/2022	500,000	480,000
XPO Logistics, Inc., Term Loan, 5.50%, 11/1/2021	2,000,000	2,019,170
		200,791,401
Information Technology 9.9%
Answers Corp.:
First Lien Term Loan, 6.25%, 10/3/2021	88,303	54,748
Second Lien Term Loan, 10.0%, 10/3/2022	1,000,000	167,085
Aricent Technologies:
First Lien Term Loan, 5.5%, 4/14/2021	5,499,263	5,086,818
Second Lien Term Loan, 9.5%, 4/14/2022	1,000,000	863,750
Aspect Software, Inc., Term Loan B, 10.25%, 5/9/2017	2,447,991	2,443,401
Avago Technologies Cayman Ltd., Term Loan B1, 4.25%, 2/1/2023	10,000,000	10,041,500
Avaya, Inc., Term Loan B7, 6.25%, 5/29/2020	414,041	304,113
Blue Coat Holdings, Inc., Term Loan, 4.5%, 5/20/2022	4,975,000	4,971,119
CPI Acquisition, Inc., Term Loan B, 5.5%, 8/17/2022	2,232,759	2,179,742
Dell International LLC, Term Loan B2, 4.0%, 4/29/2020	9,939,498	9,955,501
Deltek, Inc., First Lien Term Loan, 5.0%, 6/25/2022	3,000,000	3,004,695
Diebold, Inc., Term Loan, 5.25%, 11/6/2023	1,000,000	1,004,065
EagleView Technology Corp., Second Lien Term Loan, 9.25%, 7/15/2023	1,000,000	955,315
Epiq Systems, Inc., Term Loan B, 4.5%, 8/27/2020	1,480,855	1,470,674
Extreme Reach, Inc., Second Lien Term Loan, 10.5%, 1/24/2021	2,000,000	1,919,160
First Data Corp.:
Term Loan, 4.193%, 7/8/2022	3,582,143	3,594,824
Term Loan, 4.443%, 3/24/2021	4,307,283	4,332,416
GTCR Valor Companies, Inc., First Lien Term Loan, 6.0%, 5/30/2021	981,990	981,990
Micron Technology, Inc., Term Loan, 6.46%, 4/26/2022	1,939,195	1,961,253
Mitel U.S. Holdings, Inc., Term Loan, 5.5%, 4/29/2022	6,457,036	6,480,249
Oberthur Technologies of America Corp., Term Loan B2, 4.5%, 10/18/2019	6,633,479	6,694,275
Peak 10, Inc.:
First Lien Term Loan, 5.0%, 6/17/2021	1,473,750	1,440,591
Second Lien Term Loan, 8.25%, 6/17/2022	4,000,000	3,340,000
Regit Eins GmbH, First Lien Term Loan, 6.0%, 1/8/2021	1,482,450	1,471,331
Riverbed Technology, Inc., Term Loan, 5.0%, 4/24/2022	6,340,408	6,370,113
Rovi Solutions Corp., Term Loan B, 3.75%, 7/2/2021	461,326	458,212
RP Crown Parent LLC, Term Loan, 6.0%, 12/21/2018	4,264,986	4,075,727
Sensus U.S.A., Inc., Term Loan, 6.5%, 3/16/2023	4,986,912	4,999,380
Western Digital Corp., Term Loan B, 6.25%, 4/29/2023	4,000,000	3,993,140
		94,615,187
Materials 14.6%
American Rock Salt Holdings LLC:
First Lien Term Loan, 4.75%, 5/20/2021	6,847,108	6,554,702
Term Loan, 4.75%, 5/20/2021	4,924,561	4,714,258
Ardagh Holdings U.S.A, Inc., Term Loan, 4.0%, 12/17/2019	1,395,000	1,400,817
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3.75%, 2/1/2020	4,392,601	4,409,381
Azure Midstream Energy LLC, Term Loan B, 7.5%, 11/15/2018	6,915,310	4,402,736
Berry Plastics Holding Corp., Term Loan D, 3.5%, 2/8/2020	4,987,147	4,997,694
BWAY Holding Co., Inc., Term Loan B, 5.5%, 8/14/2020	4,987,310	4,997,708
Chemours Co., Term Loan B, 3.75%, 5/12/2022	6,431,300	6,324,798
CPG International, Inc., Term Loan, 4.75%, 9/30/2020	5,047,544	5,047,544
Exopack Holdings SA, Term Loan B1, 4.5%, 5/8/2019	1,973,374	1,974,193
Huntsman International LLC, Term Loan, 3.75%, 10/1/2021	6,418,750	6,455,883
Ineos U.S. Finance LLC, 6 Year Term Loan, 3.75%, 5/4/2018	6,974,413	6,981,422
Kronos Worldwide, Inc., Term Loan, 4.0%, 2/18/2020	2,270,963	2,129,028
MacDermid, Inc.:
First Lien Term Loan, 5.5%, 6/7/2020	5,259,133	5,257,502
Term Loan B2, 5.5%, 6/7/2020	1,981,313	1,981,065
Minerals Technologies, Inc., Term Loan B1, 3.75%, 5/9/2021	3,834,711	3,851,507
Multi Packaging Solutions, Inc., Term Loan B, 4.25%, 9/30/2020	5,080,358	5,071,874
Nexeo Solutions LLC, Term Loan B, 5.0%, 9/8/2017	5,579,562	5,609,217
Novelis, Inc., Term Loan B, 4.0%, 6/2/2022	5,000,000	4,994,925
Nusil Technology LLC, Term Loan, 6.0%, 4/5/2019	1,000,000	1,000,625
Phibro Animal Health Corp., Term Loan B, 4.0%, 4/16/2021	3,899,660	3,875,287
PolyOne Corp., Term Loan B, 3.75%, 11/11/2022	1,496,250	1,504,666
Reynolds Group Holdings, Inc., Term Loan, 4.5%, 12/1/2018	8,898,760	8,945,790
SIG Combibloc U.S. Acquisition, Inc., Term Loan, 4.25%, 3/13/2022	5,445,000	5,456,081
Solenis International LP, First Lien Term Loan, 4.25%, 7/31/2021	1,477,500	1,470,644
Styrolution U.S. Holding LLC, Term Loan B, 6.5%, 11/7/2019	3,950,000	3,979,625
Tekni-Plex, Inc.:
Term Loan B, 4.5%, 6/1/2022	992,500	989,607
Second Lien Term Loan, 8.75%, 6/1/2023	1,000,000	957,500
Tronox Pigments (Netherlands) BV, Term Loan, 4.5%, 3/19/2020	5,022,664	4,882,030
Univar, Inc., Term Loan, 4.25%, 7/1/2022	8,955,000	8,947,791
Vantage Specialty Chemicals, Inc., Term Loan B, 5.0%, 2/10/2019	2,391,274	2,362,878
World Kitchen LLC, Term Loan B, 5.5%, 3/4/2019	8,231,213	8,236,357
		139,765,135
Telecommunication Services 3.0%
Genesys Telecom Holdings U.S., Inc., Term Delay Draw, 4.5%, 11/13/2020	5,331,250	5,341,246
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/2019	3,000,000	2,771,250
Level 3 Financing, Inc.:
Term Loan, 4.0%, 8/1/2019	2,500,000	2,510,350
Term Loan B, 4.0%, 1/15/2020	65,000	65,325
Telesat Canada, Term Loan B2, 3.5%, 3/28/2019	5,673,613	5,681,585
Zayo Group LLC, Term Loan B, 3.75%, 5/6/2021	5,062,558	5,076,809
Ziggo Financing Partnership:
Term Loan B3, 3.601%, 1/15/2022	2,963,877	2,964,811
Term Loan B2A, 3.65%, 1/15/2022	1,802,140	1,802,708
Term Loan B1, 3.652%, 1/15/2022	2,796,536	2,797,416
		29,011,500
Utilities 3.4%
Alison Bidco SARL:
First Lien Term Loan B1, 5.25%, 8/29/2021	985,000	967,763
First Lien Term Loan B2, 5.25%, 8/29/2021	985,000	967,763
Astoria Energy LLC, Term Loan B, 5.0%, 12/24/2021	3,777,102	3,610,268
Calpine Corp.:
Term Loan B5, 3.5%, 5/27/2022	3,473,750	3,455,165
Term Loan B6, 4.0%, 1/15/2023	3,990,000	3,992,494
Dynegy Holdings, Inc., Term Loan B2, 4.0%, 4/23/2020	1,994,872	1,999,859
Essential Power LLC, Term Loan B, 4.75%, 8/8/2019	6,974,993	6,918,356
Exgen Renewables I LLC, Term Loan, 5.25%, 2/8/2021	3,719,370	3,737,967
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018	5,689,250	5,693,545
Southeast PowerGen LLC, Term Loan B, 4.5%, 12/2/2021	987,500	949,234
Terra Gen Finance Co., LLC, Term Loan B, 5.25%, 12/9/2021	473,883	398,062
		32,690,476
Total Loan Participations and Assignments (Cost $984,151,910)		952,350,244

Corporate Bonds 0.7%
Consumer Discretionary 0.3%
APX Group, Inc., 6.375%, 12/1/2019	2,000,000	1,980,000
Viking Cruises Ltd., 144A, 6.25%, 5/15/2025	500,000	393,750
		2,373,750
Energy 0.1%
Sunoco LP, 144A, 6.375%, 4/1/2023	1,000,000	990,000
Industrials 0.1%
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019	1,000,000	995,000
Information Technology 0.2%
CDW LLC, 5.5%, 12/1/2024	2,000,000	2,055,000
Total Corporate Bonds (Cost $6,500,000)		6,413,750

	Shares	Value ($)

Common Stocks 0.2%
Consumer Discretionary 0.0%
Dex Media, Inc.*	786	6
Health Care 0.1%
Education Management LLC	27,026,152	1,135,098
Utilities 0.1%
Southcross Holding LLC	855	0
Southcross Holding LP "A"	855	294,975
		294,975
Total Common Stocks (Cost $3,779,984)		1,430,079

Preferred Stock 0.0%
Health Care
Education Management LLC, 7.5%* (Cost $4,170,681)	30,072	60,144

Cash Equivalents 0.0%
Deutsche Central Cash Management Government Fund, 0.39% (a) (Cost $170,338)	170,338	170,338

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $998,772,913)†	100.5	960,424,555
Other Assets and Liabilities, Net	(0.5)	(4,353,416)
Net Assets	100.0	956,071,139

The following table represents senior loans that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Coach America Holdings, Inc.*	6.75%	4/20/2017	1,394,178	1,394,178	139
Coach America Holdings, Inc.*	4.75%	4/20/2017	276,857	276,857	28
Fairway Group Acquisition Co.*	6.5%	8/17/2018	12,486,841	12,417,255	7,211,151
				14,088,290	7,211,318

* Non-income producing security.

** Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at rates which vary based on prevailing interest rates, such as the prime rate offered by a major U.S. bank or LIBOR, and are shown at their current rate as of May 31, 2016.

† The cost for federal income tax purposes was $1,004,717,068. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $44,292,513. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,336,001 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $54,628,514.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Prime Rate: Interest rate charged by banks to their most creditworthy customers.

At May 31, 2016, the Fund had an unfunded loan commitment of $182,906, which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Kenan Advantage Group, Inc.	182,906	182,570	(336)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (b)
Loan Participations and Assignments	$ —	$ 920,278,708	$ 32,071,536	$ 952,350,244
Corporate Bonds	—	6,413,750	—	6,413,750
Common Stocks	—	1,430,079	—	1,430,079
Preferred Stock	—	60,144	—	60,144
Short-Term Investments	170,338	—	—	170,338
Total	$ 170,338	$ 928,182,681	$ 32,071,536	$ 960,424,555

Liabilities	Level 1	Level 2	Level 3	Total

Unfunded Loan Commitments (c)	$ —	$ (336)	$ —	$ (336)
Total	$ —	$ (336)	$ —	$ (336)

(b) See Investment Portfolio for additional detailed categorizations.

(c) Includes depreciation on unfunded loan commitments.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Loan Participations and Assignments
Balance as of May 31, 2015	$ 83,557,814
Realized gains (loss)	(5,401,117)
Change in unrealized appreciation (depreciation)	954,993
Amortization premium/discount	49,521
Purchases	7,689,198
(Sales)	(49,737,404)
Transfers into Level 3 (d)	20,839,858
Transfers (out) of Level 3 (e)	(25,881,327)
Balance as of May 31, 2016	$ 32,071,536
Net change in unrealized appreciation (depreciation) from investments still held as of May 31, 2016	$ (1,714,050)

(d) During the period ended May 31, 2016, the amount of transfers between Level 2 and Level 3 was $20,839,858. The investments were transferred from Level 2 to Level 3 due to the lack of observable market data due to a decrease in market activity.

(e) During the period ended May 31, 2016, the amount of transfers between Level 3 and Level 2 was $25,881,327. The investments were transferred from Level 3 to Level 2 due to the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

A significant change in the broker quotes could have a material change on the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $998,602,575)	$ 960,254,217
Investment in Deutsche Central Cash Management Government Fund (cost $170,338)	170,338
Total investments in securities, at value (cost $998,772,913)	960,424,555
Cash	1,178,304
Receivable for investments sold	71,464,069
Receivable for Fund shares sold	361,111
Interest receivable	7,825,954
Other assets	58,596
Total assets	1,041,312,589
Liabilities
Payable for investments purchased	56,977,856
Line of credit loan payable	17,850,000
Payable for Fund shares redeemed	8,401,010
Unrealized depreciation on unfunded loan commitments	336
Accrued management fee	596,413
Accrued Trustees' fees	20,649
Other accrued expenses and payables	1,395,186
Total liabilities	85,241,450
Net assets, at value	$ 956,071,139
Net Assets Consist of
Undistributed net investment income	4,643,785
Net unrealized appreciation (depreciation) on: Investments	(38,348,358)
Unfunded loan commitments	(336)
Accumulated net realized gain (loss)	(212,982,717)
Paid-in capital	1,202,758,765
Net assets, at value	$ 956,071,139

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2016 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($242,605,930 ÷ 28,845,550 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 8.41
Maximum offering price per share (100 ÷ 97.25 of $8.41)	$ 8.65

Class C

Net Asset Value offering and redemption price (subject to contingent deferred sales charge) per share ($204,725,586 ÷ 24,208,287 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)

$ 8.46
Class R6 Net Asset Value offering and redemption price per share ($3,513,531 ÷ 417,852 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 8.41
Class S Net Asset Value offering and redemption price per share ($321,337,922 ÷ 38,239,520 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 8.40
Institutional Class Net Asset Value offering and redemption price per share ($183,888,170 ÷ 21,861,416 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 8.41

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended May 31, 2016
Investment Income
Income: Interest	$ 83,932,189
Dividends	8,243
Income distributions from affiliated Underlying Funds	99,154
Total income	84,039,586
Expenses: Management fee	10,277,056
Administration fee	1,594,834
Services to shareholders	2,151,442
Distribution and service fees	3,376,925
Custodian fee	336,606
Professional fees	134,998
Reports to shareholders	137,341
Registration fees	105,330
Trustees' fees and expenses	74,069
Other	189,953
Total expenses before expense reductions	18,378,554
Expense reductions	(2,011,818)
Total expenses after expense reductions	16,366,736
Net investment income	67,672,850
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(155,450,316)
Change in net unrealized appreciation (depreciation) on: Investments	(14,305,760)
Unfunded loan commitments	(440)
(14,306,200)
Net gain (loss)	(169,756,516)
Net increase (decrease) in net assets resulting from operations	$ (102,083,666)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended May 31,
	2016	2015
Operations: Net investment income	$ 67,672,850	$ 104,560,824
Net realized gain (loss)	(155,450,316)	(47,522,700)
Change in net unrealized appreciation (depreciation)	(14,306,200)	(24,098,937)
Net increase (decrease) in net assets resulting from operations	(102,083,666)	32,939,187
Distributions to shareholders: Net investment income: Class A	(15,159,756)	(21,310,676)
Class C	(9,375,216)	(11,074,025)
Class R6	(68,101)	(280)*
Class S	(26,749,434)	(36,872,114)
Institutional Class	(19,080,566)	(30,112,391)
Total distributions	(70,433,073)	(99,369,486)
Fund share transactions: Proceeds from shares sold	273,438,343	688,309,641
Reinvestment of distributions	63,490,995	88,615,494
Cost of shares redeemed	(1,340,863,219)	(1,834,584,601)
Net increase (decrease) in net assets from Fund share transactions	(1,003,933,881)	(1,057,659,466)
Increase (decrease) in net assets	(1,176,450,620)	(1,124,089,765)
Net assets at beginning of period	2,132,521,759	3,256,611,524
Net assets at end of period (including undistributed net investment income of $4,643,785 and $7,404,008, respectively)	$ 956,071,139	$ 2,132,521,759

* For the period from October 1, 2014 (commencement of operations of Class R6) to May 31, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended May 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.23	$ 9.43	$ 9.49	$ 9.21	$ 9.45
Income (loss) from investment operations: Net investment income[a]	.37	.37	.37	.44	.43
Net realized and unrealized gain (loss)	(.80)	(.21)	(.07)	.28	(.25)
Total from investment operations	(.43)	.16	.30	.72	.18
Less distributions from: Net investment income	(.39)	(.36)	(.36)	(.44)	(.37)
Return of capital	—	—	—	—	(.05)
Total distributions	(.39)	(.36)	(.36)	(.44)	(.42)
Net asset value, end of period	$ 8.41	$ 9.23	$ 9.43	$ 9.49	$ 9.21
Total Return (%)[b,c]	(4.88)	1.95	3.24	7.93	2.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	243	425	784	717	608
Ratio of expenses before expense reductions (%)	1.16	1.14	1.14	1.14	1.17
Ratio of expenses after expense reductions (%)	1.03	1.06	1.07	1.09	1.14
Ratio of net investment income (%)	4.25	4.03	3.89	4.69	4.69
Portfolio turnover rate (%)	36	22	76[d]	53	43

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Excludes portfolio securities delivered as a result of processing subscription in-kind transactions.

Class C	Years Ended May 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.28	$ 9.48	$ 9.55	$ 9.26	$ 9.50
Income (loss) from investment operations: Net investment income[a]	.31	.31	.30	.37	.37
Net realized and unrealized gain (loss)	(.80)	(.22)	(.08)	.29	(.26)
Total from investment operations	(.49)	.09	.22	.66	.11
Less distributions from: Net investment income	(.33)	(.29)	(.29)	(.37)	(.30)
Return of capital	—	—	—	—	(.05)
Total distributions	(.33)	(.29)	(.29)	(.37)	(.35)
Net asset value, end of period	$ 8.46	$ 9.28	$ 9.48	$ 9.55	$ 9.26
Total Return (%)[b,c]	(5.55)	1.20	2.47	7.13	1.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	205	304	424	390	327
Ratio of expenses before expense reductions (%)	1.91	1.91	1.89	1.90	1.91
Ratio of expenses after expense reductions (%)	1.78	1.81	1.82	1.83	1.86
Ratio of net investment income (%)	3.50	3.29	3.14	3.95	3.98
Portfolio turnover rate (%)	36	22	76[d]	53	43

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Excludes portfolio securities delivered as a result of processing subscription in-kind transactions.

Class R6	Year Ended 5/31/16	Period Ended 5/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 9.23	$ 9.29
Income (loss) from investment operations: Net investment income[b]	.39	.27
Net realized and unrealized gain (loss)	(.80)	(.07)
Total from investment operations	(.41)	.20
Less distributions from: Net investment income	(.41)	(.26)
Net asset value, end of period	$ 8.41	$ 9.23
Total Return (%)[c]	(4.63)	2.38**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4.01
Ratio of expenses before expense reductions (%)	.82	.95*
Ratio of expenses after expense reductions (%)	.76	.80*
Ratio of net investment income (%)	4.63	4.40*
Portfolio turnover rate (%)	36	22[d]

[a] For the period from October 1, 2014 (commencement of operations) to May 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the entire year ended May 31, 2015.

* Annualized

** Not annualized

Class S	Years Ended May 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.22	$ 9.42	$ 9.49	$ 9.21	$ 9.44
Income (loss) from investment operations: Net investment income[a]	.38	.39	.38	.45	.45
Net realized and unrealized gain (loss)	(.80)	(.22)	(.07)	.28	(.24)
Total from investment operations	(.42)	.17	.31	.73	.21
Less distributions from: Net investment income	(.40)	(.37)	(.38)	(.45)	(.39)
Return of capital	—	—	—	—	(.05)
Total distributions	(.40)	(.37)	(.38)	(.45)	(.44)
Net asset value, end of period	$ 8.40	$ 9.22	$ 9.42	$ 9.49	$ 9.21
Total Return (%)[b]	(4.75)	2.10	3.29	8.12	2.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	321	748	1,141	979	676
Ratio of expenses before expense reductions (%)	1.01	1.00	1.02	1.01	1.05
Ratio of expenses after expense reductions (%)	.88	.91	.92	.93	.96
Ratio of net investment income (%)	4.39	4.19	4.04	4.85	4.86
Portfolio turnover rate (%)	36	22	76[c]	53	43

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Excludes portfolio securities delivered as a result of processing subscription in-kind transactions.

Institutional Class	Years Ended May 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.24	$ 9.43	$ 9.50	$ 9.22	$ 9.46
Income (loss) from investment operations: Net investment income[a]	.39	.40	.39	.47	.47
Net realized and unrealized gain (loss)	(.81)	(.21)	(.07)	.28	(.26)
Total from investment operations	(.42)	.19	.32	.75	.21
Less distributions from: Net investment income	(.41)	(.38)	(.39)	(.47)	(.40)
Return of capital	—	—	—	—	(.05)
Total distributions	(.41)	(.38)	(.39)	(.47)	(.45)
Net asset value, end of period	$ 8.41	$ 9.24	$ 9.43	$ 9.50	$ 9.22
Total Return (%)[b]	(4.64)	2.22	3.44	8.29	2.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	184	655	907	529	339
Ratio of expenses before expense reductions (%)	.88	.87	.85	.83	.83
Ratio of expenses after expense reductions (%)	.78	.81	.80	.78	.80
Ratio of net investment income (%)	4.48	4.29	4.16	4.98	5.06
Portfolio turnover rate (%)	36	22	76[c]	53	43

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Excludes portfolio securities delivered as a result of processing subscription in-kind transactions.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Floating Rate Fund (the "Fund") is a diversified series of Deutsche Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Senior loans and debt securities are valued by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans and debt securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At May 31, 2016, the Fund had approximately $207,038,000 of net capital losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($26,126,000) and long-term losses ($180,912,000).

The Fund has reviewed the tax positions for the open tax years as of May 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 4,643,785
Capital loss carryforwards	$ (207,038,000)
Net unrealized appreciation (depreciation) on investments	$ (44,292,513)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2016	2015
Distributions from ordinary income*	$ 70,433,073	$ 99,369,486

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees included in interest income in the Statement of Operations, is recorded as income when received by the Fund. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for tax and financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended May 31, 2016, purchases and sales of investment securities (excluding short-term instruments) aggregated $546,739,154 and $1,444,546,077, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

Accordingly, for the year ended May 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.64% of the Fund's average daily net assets.

For the period June 1, 2015 through May 31, 2016, the Advisor voluntarily agreed to waive a portion of its management fee in the amount of 0.05% of the Fund's average daily net assets. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the period from June 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.05%
Class C	1.80%
Class R6	.80%
Class S	.90%
Institutional Class	.80%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.01%
Class C	1.76%
Class R6	.76%
Class S	.86%
Institutional Class	.76%

For the year ended May 31, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 464,191
Class C	344,852
Class R6	680
Class S	804,101
Institutional Class	397,994
$ 2,011,818

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2016, the Administration Fee was $1,594,834, of which $85,785 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended May 31, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2016
Class A	$ 22,188	$ 4,578
Class C	12,543	2,508
Class R6	58	29
Class S	28,354	5,302
Institutional Class	11,678	1,755
	$ 74,821	$ 14,172

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2016, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2016
Class C	$ 1,895,813	$ 132,439

In addition, DDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2016, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2016	Annual Rate
Class A	$ 849,052	$ 163,648.25%
Class C	632,060	133,337.25%
	$ 1,481,112	$ 296,985

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2016 aggregated $9,547.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the year ended May 31, 2016, the CDSC for Class C shares aggregated $17,664. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2016, DDI received $70,104 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $20,660, of which $8,838 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

At May 31, 2016, the Fund had a $17,850,000 outstanding loan. Interest expense incurred on the borrowings was $13,344 for the year ended May 31, 2016. The average dollar amount of the borrowings was $14,182,500, the weighted average interest rate on these borrowings was 1.70% and the Fund had a loan outstanding for 20 days throughout the period. The borrowings were valued at cost, which approximates fair value.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,266,401	$ 37,737,286	7,007,064	$ 65,179,041
Class C	1,623,458	14,526,523	2,486,638	23,241,735
Class R6	453,533	3,836,116	1,077*	10,000*
Class S	16,206,467	143,173,605	33,776,938	313,857,002
Institutional Class	8,530,864	74,164,813	30,764,364	286,021,863
		$ 273,438,343		$ 688,309,641
Shares issued to shareholders in reinvestment of distributions
Class A	1,625,448	$ 14,086,575	2,112,988	$ 19,584,349
Class C	935,187	8,136,775	1,020,728	9,501,264
Class R6	8,186	68,101	30*	280*
Class S	2,741,377	23,778,472	3,406,205	31,520,333
Institutional Class	1,999,602	17,421,072	3,020,626	28,009,268
		$ 63,490,995		$ 88,615,494
Shares redeemed
Class A	(23,149,964)	$ (199,215,083)	(46,238,609)	$ (429,492,781)
Class C	(11,128,728)	(96,774,038)	(15,471,331)	(143,949,248)
Class R6	(44,974)	(377,666)	—	—
Class S	(61,845,024)	(529,868,554)	(77,217,165)	(713,758,400)
Institutional Class	(59,548,553)	(514,627,878)	(59,047,992)	(547,384,172)
		$ (1,340,863,219)		$ (1,834,584,601)
Net increase (decrease)
Class A	(17,258,115)	$ (147,391,222)	(37,118,557)	$ (344,729,391)
Class C	(8,570,083)	(74,110,740)	(11,963,965)	(111,206,249)
Class R6	416,745	3,526,551	1,107*	10,280*
Class S	(42,897,180)	(362,916,477)	(40,034,022)	(368,381,065)
Institutional Class	(49,018,087)	(423,041,993)	(25,263,002)	(233,353,041)
		$ (1,003,933,881)		$ (1,057,659,466)

* For the period from October 1, 2014 (commencement of operations of Class R6) to May 31, 2015.

F. Transactions with Affiliates

A summary of the Fund's transactions with affiliated Deutsche Funds during the year ended May 31, 2016 is as follows:

Affiliate	Value ($) at 5/31/2015	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 5/31/2016
Deutsche Variable NAV Money Fund	—	10,004,435	10,004,435	—	4,435	—
Deutsche Central Cash Management Government Fund	147,732,473	1,205,612,472	1,353,174,607	—	94,719	170,338
Total	147,732,473	1,215,616,907	1,363,179,042	—	99,154	170,338

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Portfolio Trust and Shareholders of Deutsche Floating Rate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Floating Rate Fund (the "Fund") at May 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts July 26, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2015 to May 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 12/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/16	$ 996.90	$ 993.20	$ 998.10	$ 997.60	$ 998.10
Expenses Paid per $1,000*	$ 5.04	$ 8.77	$ 3.80	$ 4.29	$ 3.80
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 12/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/16	$ 1,019.95	$ 1,016.20	$ 1,021.20	$ 1,020.70	$ 1,021.20
Expenses Paid per $1,000*	$ 5.10	$ 8.87	$ 3.84	$ 4.34	$ 3.84

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Floating Rate Fund	1.01%	1.76%	.76%	.86%	.76%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Floating Rate Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2015. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board noted that DIMA agreed to voluntarily waive a portion (0.05%) of the Fund’s management fee until further notice to the Board. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds"), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	103	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	25157W 602	25157W 701	25157W 883	25157W 800
Fund Number	443	743	2043	1443

For shareholders of R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	DFRRX
CUSIP Number	25157W 875
Fund Number	1643

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche Floating Rate Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$99,134	$0	$0	$0
2015	$96,594	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$30,661	$0
2015	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$30,661	$0	$30,661
2015	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the 2016 engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Floating Rate Fund, a series of Deutsche Portfolio Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/29/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	7/29/2016